                                                                      Exhibit 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which he may deem necessary or advisable to enable Newmont Gold Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Gold Company) to the Annual Report on Form 10-K of Newmont Gold Company for the fiscal year ended December 31, 1994 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 15th day of March 1995.


Signature                             Title
---------                             -----

/s/ RUDOLPH I. J. AGNEW               Director
-----------------------------
    Rudolph I. J. Agnew


/s/ J. P. BOLDUC                      Director
-----------------------------
    J. P. Bolduc

/s/ RONALD C. CAMBRE                  Chairman, President and Chief
-----------------------------         Executive Officer and Director
    Ronald C. Cambre                  (Principal Executive Officer)

/s/ JOSEPH P. FLANNERY                Director
-----------------------------
    Joseph P. Flannery

/s/ THOMAS A. HOLMES                  Director
-----------------------------
    Thomas A. Holmes

/s/ ROBIN A. PLUMBRIDGE               Director
-----------------------------
    Robin A. Plumbridge

/s/ ROBERT H. QUENON                  Director
-----------------------------
    Robert H. Quenon

/s/ MOEEN A. QURESHI                  Director
-----------------------------
    Moeen A. Qureshi

/s/ MICHAEL K. REILLY                 Director
-----------------------------
    Michael K. Reilly

/s/ JAMES V. TARANIK                  Director
-----------------------------
    James V. Taranik

/s/ WILLIAM I. M. TURNER, JR.         Director
-----------------------------
    William I. M. Turner, Jr.

/s/ WAYNE W. MURDY                    Senior Vice President
-----------------------------         and Chief Financial Officer
    Wayne W. Murdy                    (Principal Financial Officer)

/s/ GARY E. FARMAR                    Vice President and Controller
-----------------------------         (Principal Accounting
    Gary E. Farmar                    Officer)



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